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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( ) Preliminary Proxy Statement      ( )Confidential, for Use of the Commission
( ) Definitive Proxy Statement          Only (as permitted by Rule 14c-6(e)(2)
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                                 E*TRADE Funds

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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E*TRADE Funds
Notice of OCTOBER 29, 2003 SPECIAL MEETING and online Proxy Vote

Dear Shareholder:

Thank you for your continued interest in E*TRADE Funds. As you know, the funds deliver all shareholder communications electronically. Regrettably, we either do not have an email on file for you or the electronic notification that was sent to you for the 2003 E*TRADE Funds Special Meeting was returned to us as undeliverable. Please make sure that you update your email address at www.etrade.com/1/ so that you receive future communications electronically.

The E*TRADE Funds shareholder meeting is scheduled for October 29, 2003. Prior to this meeting, we would like to have you vote on a few fund issues that will affect the future of E*TRADE Funds. Your vote is very important and voting will only take a few minutes.

This letter provides the information you will need to view the E*TRADE Funds Proxy Statement online and to vote your shares. The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important regardless of how many E*TRADE Funds or how many shares you own. Please take a few minutes to vote the proxy today so that your voice can be heard. Enclosed please find your Proxy Card and return envelope to vote your shares. The entire process can be done electronically by following the simple directions below.

If you have any questions, or would like to vote your shares over the telephone, please call (866) 325-2375.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds


If you would like to view the E*TRADE Funds Proxy Statement over the Internet, visit our proxy materials Web site:

http://adp.mobular.net/adp/24/7/8/

And to vote your proxy over the Internet, go to the web site:

http://www.proxyweb.com

To access your proxy card over the Internet, you will need to enter your control number exactly as it appears on your enclosed proxy card.

Your vote counts so take a moment to vote today. Thank you.

This material is intended for shareholders who have received a copy of the appropriate E*TRADE Funds prospectus. For a current prospectus containing more complete information, please access etradefunds.etrade.com. Please read the prospectus carefully before you invest.

/1/ You can update your e-mail address by following these easy steps:
     1.) Go to www.etrade.com and log on to your E*TRADE Securities LLC brokerage Account.
     2.)  Click Accounts, Account Services, then Set Preferences.
     3.) Click Edit next to Inbox Settings, fill in the e-mail address, and then click Add.